      As filed with the Securities and Exchange Commission on July 9, 2003

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                          Date of Report: JULY 8, 2003
                        (Date of earliest event reported)

                         THE REYNOLDS & REYNOLDS COMPANY
             (Exact name of registrant as specified in the charter)


OHIO                                     1-10147                31-0421120
(State or other jurisdiction      (Commission File No.)       (IRS Employer
of incorporation)                                           Identification No.)


                             115 SOUTH LUDLOW STREET
                               DAYTON, OHIO 45402
                    (Address of Principal Executive Offices)


                                 (937) 485-2000
               (Registrant's telephone number including area code)


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

        Pursuant to Form 8-K General Instruction F, the registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE REYNOLDS AND REYNOLDS COMPANY

                                         /s/ Douglas M. Ventura
                                         -------------------------------------
                                         Douglas M. Ventura, Vice President,
                                         General Counsel and Secretary

Dated: July 9, 2003

     EXHIBITS
        99    Press Release dated July 8, 2003